Exhibit 10.11

WARNING

THE TAKING OF THIS DOCUMENT OR ANY CERTIFIED COPY OF IT OR ANY OTHER DOCUMENT WHICH CONSTITUTES SUBSTITUTE DOCUMENTATION FOR IT, OR ANY DOCUMENT WHICH INCLUDES WRITTEN CONFIRMATIONS OR REFERENCES TO IT, INTO AUSTRIA AS WELL AS PRINTING OUT ANY E-MAIL COMMUNICATION WHICH REFERS TO THIS DOCUMENT IN AUSTRIA OR SENDING ANY E-MAIL COMMUNICATION TO WHICH A PDF SCAN OF THIS DOCUMENT IS ATTACHED TO AN AUSTRIAN ADDRESSEE OR SENDING ANY E-MAIL COMMUNICATION CARRYING AN ELECTRONIC OR DIGITAL SIGNATURE WHICH REFERS TO THIS DOCUMENT TO AN AUSTRIAN ADDRESSEE MAY CAUSE THE IMPOSITION OF AUSTRIAN STAMP DUTY. ACCORDINGLY, KEEP THE ORIGINAL DOCUMENT AS WELL AS ALL CERTIFIED COPIES THEREOF AND WRITTEN AND SIGNED REFERENCES TO IT OUTSIDE OF AUSTRIA AND AVOID PRINTING OUT ANY E-MAIL COMMUNICATION WHICH REFERS TO THIS DOCUMENT IN AUSTRIA OR SENDING ANY E-MAIL COMMUNICATION TO WHICH A PDF SCAN OF THIS DOCUMENT IS ATTACHED TO AN AUSTRIAN ADDRESSEE OR SENDING ANY E-MAIL COMMUNICATION CARRYING AN ELECTRONIC OR DIGITAL SIGNATURE WHICH REFERS TO THIS DOCUMENT TO AN AUSTRIAN ADDRESSEE.

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND

INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

This Amendment No. 2 to Credit Agreement and Incremental Term Loan Assumption Agreement (this “Amendment”) is dated as of March 31, 2015, by and among DPX HOLDINGS B.V. (formerly known as JLL/Delta Dutch Newco B.V.), a private company with limited liability incorporated under the laws of the Netherlands (the “Parent Borrower”), the Subsidiary Borrowers party hereto (collectively, the “Subsidiary Borrowers” and, together with the Parent Borrower, the “Borrowers”), the other Guarantors party hereto (collectively, the “Subsidiary Guarantors” and, together with the Parent Borrower and the Subsidiary Borrowers, the “Credit Parties”), the lending institutions party hereto, as hereinafter defined (the “2015 Incremental Lenders”), and UBS AG, STAMFORD BRANCH, as administrative agent for the Lenders (the “Administrative Agent”).

WHEREAS, the Parent Borrower, the Subsidiary Borrowers, the Administrative Agent and the Lenders party thereto are parties to that certain Credit Agreement, dated as of March 11, 2014, which provides, among other things, for term loans, revolving loans, letters of credit and other financial accommodations, all upon certain terms and conditions stated therein (as amended by that certain Amendment No. 1 to Credit Agreement and Incremental Term Loan Assumption Agreement, dated as of September 29, 2014, and as the same has been and may be further amended, restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, this Amendment constitutes an Incremental Borrowing Notice under the Credit Agreement;

WHEREAS, pursuant to Section 2.18 of the Credit Agreement, the Borrowers may obtain Incremental Term Loan Commitments by, among other things, entering into one or more Incremental Term Loan Assumption Agreements in accordance with the terms and conditions of the Credit Agreement;

WHEREAS, pursuant to Section 2.18 of the Credit Agreement, the Parent Borrower has requested (i) Euro denominated loans under Incremental Euro Term Loan Commitments in an aggregate principal amount of €155,000,000 (the “2015 Incremental Euro Term Loan Commitments” and such loans, the “2015 Incremental Euro Term Loans”) to be effected as an increase of the principal amount of the Euro Term B-1 Loans and on terms identical to those applicable to the Euro Term B-1 Loans and (ii) Dollar denominated loans under Incremental Dollar Term Loan Commitments in an aggregate principal amount of $20,000,000 (the “2015 Incremental Dollar Term Loan Commitments” and such loans, the “2015 Incremental Dollar Term Loans”; the 2015 Incremental Euro Term Loan Commitments and the 2015 Incremental Dollar Term Loan Commitments collectively, the “2015 Incremental Term Loan Commitments” and the 2015 Incremental Euro Term Loans and the 2015 Incremental Dollar Term Loans collectively, the “2015 Incremental Term Loans”) to be effected as an increase of the principal amount of the Initial Dollar Term Loans and on terms identical to those applicable to the Initial Dollar Term Loans;

WHEREAS, the Parent Borrower intends to indirectly acquire IRIX Pharmaceuticals, Inc., a South Carolina corporation (the “Target”), pursuant to that certain Agreement and Plan of Merger (together with all exhibits, schedules and disclosure letters thereto, in each case, as amended, waived, supplemented or otherwise modified, the “2015 Acquisition Agreement”), dated as of March 3, 2015, among the Target, DPI Newco LLC, DPX Indigo Merger Sub, Inc. and the other parties thereto (the “2015 Acquisition” and, together with the incurrence of the 2015 Incremental Term Loans, the payment of consideration, fees and expenses incurred in connection with the foregoing, the 2015 Acquisition and this Amendment, the “2015 Transactions”);

WHEREAS, on the Second Amendment Effective Date, the 2015 Incremental Lenders are willing, on a joint and several basis, to make the 2015 Incremental Term Loans in the amounts set forth opposite such 2015 Incremental Lenders’ names in Schedule 1 hereof;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other valuable considerations, the Credit Parties, the Administrative Agent and the 2015 Incremental Lenders hereby agree as follows:

Section 1. Definitions. Each capitalized term used herein and not otherwise defined in this Amendment shall be defined in accordance with the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1              Amendment to Section 1.01. The following new definitions are added to Section 1.01 of the Credit Agreement in proper alphabetical order:

“2015 Incremental Dollar Term Loans” has the meaning assigned to such term in the Second Amendment.

“2015 Incremental Euro Term Loans” has the meaning assigned to such term in the Second Amendment.

“2015 Incremental Term Loans” has the meaning assigned to such term in the Second Amendment.

““Second Amendment” means Amendment No. 2 to Credit Agreement and Incremental Term Loan Assumption Agreement, dated as of March 31, 2015, among the Parent Borrower, the Subsidiary Borrowers and Subsidiary Guarantors party thereto, the Administrative Agent and the Lenders party thereto.”

““Second Amendment Effective Date” has the meaning set forth in the Second Amendment, which date is March 31, 2015.”

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2.2              Amendment to Section 2.15(f). Section 2.15(f) of the Credit Agreement is hereby amended by adding the words “, the 2015 Incremental Term Loans” immediately following each reference to “Initial Term Loans”.

2.3              Amendment to Section 2.18(a). Section 2.18(a) of the Credit Agreement is hereby amended by adding the following parenthetical immediately after the first appearance of the phrase “corresponding Initial Facility”: “(e.g., for purposes of the Euro Term B-1 Loans, the Initial Euro Term Loans)”.

2.4              Amendment to Schedule 1. Schedule 1 to the Credit Agreement is hereby amended by modifying such schedule to include the 2015 Incremental Term Loan Commitments of the 2015 Incremental Lenders party hereto as set forth on Schedule 1 hereto.

Section 3. Incremental Term Loans.

3.1              Borrowing of Incremental Term Loans and Terms Generally.

(i)                 Pursuant to Section 2.03(c) of the Credit Agreement, on the Second Amendment Effective Date each 2015 Incremental Lender with a 2015 Incremental Term Loan Commitment set forth on Schedule 1 hereto hereby agrees to make (a) 2015 Incremental Dollar Term Loans in Dollars to the Parent Borrower in an aggregate principal amount equal to its “2015 Incremental Dollar Term Loan Commitment” as set forth next to such 2015 Incremental Lender’s name on Schedule 1 hereto and (b) 2015 Incremental Euro Term Loans in Euros to the Parent Borrower in an aggregate principal amount equal to its “2015 Incremental Euro Term Loan Commitment” as set forth next to such 2015 Incremental Lender’s name on Schedule 1 hereto. The 2015 Incremental Term Loan Commitments shall automatically terminate upon the making of the 2015 Incremental Term Loans on the Second Amendment Effective Date.

(ii)               Pursuant to Section 2.18 of the Credit Agreement, (a) each 2015 Incremental Lender shall constitute, and have all of the rights and privileges of, an “Incremental Term Lender” and “Additional Lender” for all purposes under the Credit Agreement and each other Loan Document, (b) the 2015 Incremental Term Loan Commitments shall constitute “Incremental Term Loan Commitments” for all purposes under the Credit Agreement and each other Loan Document, (c) the 2015 Incremental Euro Term Loans shall constitute “Euro Term B-1 Loans”, “Incremental Term Loans” or “Term Loans” for all purposes under the Credit Agreement and each other Loan Document, in each case, all other related terms will have correlative meanings mutatis mutandis and (d) the 2015 Incremental Dollar Term Loans shall constitute “Initial Dollar Term Loans”, “Incremental Term Loans” or “Term Loans” for all purposes under the Credit Agreement and each other Loan Document, and in each case, all other related terms will have correlative meanings mutatis mutandis.

(iii)             The 2015 Incremental Euro Term Loans shall amortize in an amount equal to €390,428.21 on each date of Scheduled Repayment (other than the date hereof) applicable to the Euro Term B-1 Loans and otherwise shall have terms identical to the Euro Term B-1 Loans outstanding under the Credit Agreement immediately prior to the date hereof (including as to pricing, tenor, rights of payment and prepayment and right of security).

(iv)             The 2015 Incremental Dollar Term Loans shall amortize in an amount equal to $50,377.83 on each date of Scheduled Repayment (other than the date hereof) applicable to the Initial Dollar Term Loans and otherwise shall have terms identical to the Initial Dollar Term Loans outstanding under the Credit Agreement immediately prior to the date hereof (including as to pricing, tenor, rights of payment and prepayment and right of security).

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(v)               On the Second Amendment Effective Date, there shall commence an initial Interest Period with respect to the 2015 Incremental Euro Term Loans, which Interest Period shall end on the last day of the Interest Period applicable to the existing Euro Term B-1 Loans, as in effect immediately prior to the Second Amendment Effective Date.

(vi)             On the Second Amendment Effective Date, there shall commence an initial Interest Period with respect to the 2015 Incremental Dollar Term Loans, which Interest Period shall end on the last day of the Interest Period applicable to the existing Initial Dollar Term Loans, as in effect immediately prior to the Second Amendment Effective Date.

3.2        Incremental Term Lenders. Each 2015 Incremental Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance on the Administrative Agent, the Arrangers or any other Incremental Term Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender and (v) to the extent not already a Lender, acknowledges and agrees that upon its execution of this Amendment that such Incremental Term Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof.

3.3              Use of Proceeds of Incremental Term Loans. The net cash proceeds of the 2015 Incremental Term Loans shall be used by the Borrowers on the Second Amendment Effective Date (a) to finance the 2015 Transactions, (b) to pay the consideration, fees and expenses for the 2015 Acquisition and the fees and expenses incurred in connection with the 2015 Transactions, (c) to pay fees and expenses related to this Amendment and (d) for working capital needs and for general corporate purposes.

Section 4. Representations of the Parent Borrower.

The Parent Borrower represents and warrants that:

4.1        Each of the Credit Parties that is a Borrower or a Material Subsidiary is a duly organized or formed and validly existing corporation, partnership or limited liability company, as the case may be, in good standing or in full force and effect under the laws of the jurisdiction of its formation.

4.2        Each Credit Party that is a Borrower or a Material Subsidiary has the corporate or other organizational power and authority to execute and deliver the terms and provisions of this Amendment and the Loan Documents to which it is party on the Second Amendment Effective Date and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment and the Loan Documents to which it is party. Each Credit Party that is a Borrower or a Material Subsidiary has duly executed and delivered this Amendment and each Loan Document to which it is party and this Amendment and each Loan Document to which it is party constitutes the legal, valid and binding agreement and obligation of such Credit Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law) on the Second Amendment Effective Date.

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4.3        Neither the execution, delivery and performance by any Credit Party of this Amendment or any Loan Documents to which it is party (i) will contravene any provision of any law, statute, rule, regulation, order, writ, injunction or decree of any Governmental Authority applicable to such Credit Party or its properties and assets, except as would not reasonably be expected to have a Material Adverse Effect, taken as a whole, or (ii) will violate any provision of the Organizational Documents of such Credit Party.

Section 5. Effectiveness.

5.1              Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(i)                 Amendment Executed. This Amendment shall have been executed by each Credit Party, the Administrative Agent and each Lender with a 2015 Incremental Term Loan Commitment, and counterparts hereof as so executed shall have been delivered to the Administrative Agent.

(ii)               Opinions of Counsel. The Administrative Agent shall have received customary legal opinions of (a) Simpson Thacher & Bartlett LLP, (b) Hill Smith King & Wood, (c) NautaDutilh N.V and (d) Haynsworth Sinkler Boyd, P.A.

(iii)             Organizational Documents; Good Standing Certificates. The Administrative Agent shall have received a certificates (i) of the Target (a) attaching a copy of the Certificate of Incorporation, Certificate of Formation, Certificate of Limited Partnership or other similar document, as applicable, of the Target or the Target’s by-laws, agreement of limited partnership or other similar document; (b) attaching copies of the resolutions of the board of directors (or similar governing body) of the Target or, in the case of a partnership, the board of directors (or similar governing body) of its general partner evidencing corporate approval of this Amendment; (c) attaching a good standing certificate (to the extent applicable) of the Target from the Secretary of State or similar governmental authority of the state or jurisdiction of incorporation or formation, as applicable, dated as of a recent date, listing all charter documents affecting the Target and certifying as to the good standing of the Target; and (d) certifying the names and true signatures of the officers of the Target authorized to sign the Loan Documents to which the Target is a party and (ii) either confirming that no changes have been made to the Certificate of Incorporation, Certificate of Formation, Certificate of Limited Partnership or other similar document, as applicable, of any Borrower or to any Borrower’s by-laws, agreement of limited partnership or other similar document, as applicable, since September 29, 2014 or specifying attaching any applicable amendments to such documents since such time; (b) attaching (or otherwise providing to the Administrative Agent) copies of the resolutions of the board of directors (or similar governing body) of each Credit Party or, in the case of a partnership, the board of directors (or similar governing body) of its general partner evidencing corporate approval of this Amendment; (c) attaching (or otherwise providing to the Administrative Agent) a good standing certificate (to the extent applicable) of each Credit Party from the Secretary of State or similar governmental authority of the state or jurisdiction of incorporation or formation, as applicable, dated as of a recent date, listing all charter documents affecting such Credit Party and certifying as to the good standing of such Credit Party; and (d) certifying the names and true signatures of the officers of each Borrower authorized to sign the Loan Documents to which such Borrower is a party.

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(iv)             Solvency Certificate. The Administrative Agent shall have received a certificate from the chief financial officer (or other financial officer reasonably acceptable to the Administrative Agent) of the Parent Borrower, certifying that the Parent Borrower and its restricted subsidiaries, on a consolidated basis, after giving effect to the 2015 Transactions, are solvent, in substantially the form attached as Exhibit D to the Credit Agreement.

(v)               Specified Representations and Specified Acquisition Agreement Representations. The 2015 Specified Representations (as defined below) and the 2015 Specified Acquisition Agreement Representations (as defined below) are true and correct. The “2015 Specified Representations” shall mean the representations and warranties of the Credit Parties set forth in Section 5.01 (only as it relates to the corporate existence of the Borrowers and any Guarantor that is a Material Subsidiary), Section 5.02 (with respect to the entering into and performance of this Amendment by of the Borrowers and any Guarantor that is a Material Subsidiary), Section 5.03 (with respect to the entering into of this Amendment and excluding clause (ii) thereof), Section 5.06(c), Section 5.08 (after giving effect to the 2015 Transactions as evidenced by a certificate substantially the form attached as Exhibit D to the Credit Agreement), Section 5.15, Section 5.16 (with respect to the Collateral referred to in clause (xii) below and subject in all respects to the limitations set forth in such clause (xii)), Section 5.19 (only as it relates to the proceeds of the 2015 Incremental Term Loans) and Section 5.20, in each case of the Credit Agreement. The “2015 Specified Acquisition Agreement Representations” shall mean the representations to be made on the Closing Date (as defined in the 2015 Acquisition Agreement) by the Target in the 2015 Acquisition Agreement, in each case that are material to the interests of Lenders, but only to the extent that any party to the 2015 Acquisition Agreement has (or its applicable affiliate has) the right to terminate its obligations under the 2015 Acquisition Agreement or to decline to consummate the 2015 Acquisition (in each case pursuant to the terms thereof) as a result of the breach of one or more of such representations in the 2015 Acquisition Agreement.

(vi)             No Company Material Adverse Effect. No event or events may have occurred since December 31, 2014 which individually or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect (as defined in the 2015 Acquisition Agreement) on the Company (as defined in the 2015 Acquisition Agreement) and its Subsidiaries (as defined in the 2015 Acquisition Agreement).

(vii)           No Specified Event of Default. No Specified Event of Default exists.

(viii)         Officer’s Certificate. The Parent Borrower shall have delivered to the Administrative Agent an officer’s certificate dated as of the Second Amendment Effective Date and executed by an Authorized Officer as to the matters set forth in Sections 4.1 (v), (vi) and (vii) above.

(ix)             Pro Forma Financial Statements. The 2015 Incremental Lenders shall have received a pro forma consolidated balance sheet and related pro forma consolidated statements of income of Parent Borrower as of, and for the twelve month period ending on, the last day of the most recently completed four fiscal quarter period for which financial statements of the Parent Borrower have been required to be delivered pursuant to the terms of the Credit Agreement prepared after giving effect to the 2015 Transactions as if the 2015 Transactions had occurred as of such date (in the case of the balance sheet) or at the beginning of such period (in the case of such statement of income), which need not be prepared in compliance with Regulation S-X of the Securities Act of 1933, as amended, or include adjustments for purchase accounting.

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(x)               Consummation of Acquisition. The 2015 Acquisition shall have been consummated or shall be consummated, substantially concurrently with the initial funding of the 2015 Incremental Term Loans hereunder, in all material respects in accordance with, the 2015 Acquisition Agreement, and no provision thereof shall have been amended or waived (including consents granted thereunder) in any respect that would be materially adverse to the Lenders without the consent of the Lenders party hereto.

(xi)             Fees, etc. The Parent Borrower shall have paid or caused to be paid all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced at least two business days prior to the Second Amendment Effective Date, reimbursement or payment of all documented and reasonable out-of-pocket expenses of the Administrative Agent and of special counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment.

(xii)           Security Documents. Subject in all respects to the second sentence of this clause (xii), all documents and instruments required to create and perfect the Administrative Agent’s security interest in the Collateral (as defined in the Credit Agreement) shall have been executed and delivered by the relevant Loan Parties and, if applicable, be in proper form for filing (or reasonably satisfactory arrangements shall have been mutually agreed upon for the execution, delivery and filing of such documents and instruments substantially concurrently with the consummation of the 2015 Acquisition). Notwithstanding the foregoing, to the extent that any security interest in any Collateral (including the creation or perfection of any security interest) is not or cannot reasonably be created or perfected on the Second Amendment Effective Date (other than the pledge of certificated capital stock of the Target and its wholly-owned material U.S. subsidiaries to the extent that the Parent Borrower receives such certificated capital stock in accordance with the terms of the 2015 Acquisition Agreement on the Second Amendment Effective Date, and the grant and perfection of security interests in other assets required to be pledged pursuant to which a lien may be perfected upon closing solely by the filing of a financing statement under the Uniform Commercial Code, as applicable) after Parent Borrower’s use of commercially reasonable efforts to do so, or without undue burden or expense, then the creation or perfection, as applicable, of any such Collateral shall not constitute a condition precedent to the effectiveness of this Amendment, but instead shall be created or perfected, as applicable, within 90 days after the Second Amendment Effective Date or such later date as the Administrative Agent may agree in its sole discretion, pursuant to reasonably satisfactory arrangements to be mutually agreed upon.

(xiii)         Know Your Customer Information. The Administrative Agent shall have received, at least three business days prior to the Second Amendment Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act; provided, that any requests for such information shall have been received by Parent Borrower at least ten business days prior to Second Amendment Effective Date.

5.2              Effective Date. This Amendment shall be effective on the date upon which the conditions precedent set forth in Section 5.1 above are satisfied (or waived) (the “Second Amendment Effective Date”). Unless otherwise specifically set forth herein, each of the amendments and other modifications set forth in this Amendment shall be effective on and after such date.

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Section 6. Miscellaneous.

6.1              Waiver. Each Credit Party, by signing below, hereby waives and releases Administrative Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims, in each case arising on or prior to the date of this Amendment, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

6.2              Guarantors. The Parent Borrower and each Subsidiary Guarantor consents and agrees to and acknowledges the terms of this Amendment and specifically acknowledges the terms of and consents to the amendments set forth in this Amendment. The Parent Borrower and each Subsidiary Guarantor further agrees that its obligations pursuant to each Loan Document to which it is a party shall remain in full force and effect and be unaffected hereby.

6.3              Credit Agreement Unaffected. Each reference that is made in the Credit Agreement or any Loan Document to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement, as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document, an Incremental Borrowing Notice and an Incremental Term Loan Assumption Agreement.

6.4              Reaffirmation. Each of the Borrowers and the Subsidiary Guarantors confirms and agrees that each Loan Document to which such Credit Party is a party is, and the obligations of such Credit Party contained in the Credit Agreement, this Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment. For greater certainty and without limiting the foregoing, each Credit Party hereby confirms that the existing security interests granted by it in favor of the Secured Creditors pursuant to the Loan Documents in the Collateral described therein shall continue to secure the Obligations as and to the extent provided in the Loan Documents. With respect to the Dutch Security Documents, the Credit Parties and each Secured Creditor hereby furthermore confirm and agree that, at the time of the entering into the Dutch Security Documents, it was their intention (and with respect to the Credit Parties, it is still their intention and agreement) that the security rights created pursuant to the Dutch Security Documents would secure the Obligations as they may be amended, restated, supplemented or otherwise modified from time to time, including the amendments to the Credit Agreement and any other Loan Document such as the amendments to be effected by this Agreement.

6.5              Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

6.6              Expenses. The Parent Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment, including without limitation, the reasonable costs, fees, expenses and disbursements of the Administrative Agent’s legal counsel.

6.7              Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment, and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

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6.8              Entire Agreement. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documents executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

6.9              Governing Law; Submission to Jurisdiction, Venue. The rights and obligations of all parties hereto shall be governed by the laws of the State of New York, without regard to principles of conflicts of laws. The provisions of Sections 11.08(b), (c) and (d) of the Credit Agreement apply to this Amendment, mutatis mutandis.

6.10          JURY TRIAL WAIVER. EACH CREDIT PARTY, THE ADMINISTRATIVE AGENT AND EACH OF THE LENDERS HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE CREDIT PARTIES, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

6.11          Austrian Matters. Section 11.28 of the Credit Agreement shall apply hereto and with respect to all 2015 Incremental Term Loans, mutatis mutandis.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, this Amendment No. 2 to Credit Agreement and Incremental Term Loan Assumption Agreement has been executed by the parties hereto as of the date first written above.

THE PARENT BORROWER:

DPX HOLDINGS B.V.

By:	/s/ Michael Lytton
Name:	Michael Lytton
Title:	Authorized Signatory

Acknowledged and Agreed:

PATHEON INC., as a Subsidiary Borrower

By:	/s/ Michael Lytton
Name:	Michael Lytton
Title:	President

PATHEON PHARMACEUTICALS INC., as a Subsidiary Borrower

By:	/s/ Michael Lytton
Name:	Michael Lytton
Title:	President

PATHEON UK LIMITED, as a Subsidiary Borrower

By:	/s/ Michael Lytton
Name:	Michael Lytton
Title:	Director

[Amendment Signature Page]

DPx Fine Chemicals Austria GmbH & CoKG, as a Subsidiary Borrower

By:	/s/ Michael Lytton
Name:	Michael Lytton
Title:	Authorized Signatory

BANNER PHARMACAPS INC., as a Subsidiary Borrower

By:	/s/ Dean Wilson
Name:	Dean Wilson
Title:	Treasurer

PATHEON PUERTO RICO, INC., as a Subsidiary Borrower

By:	/s/ Dean Wilson
Name:	Dean Wilson
Title:	Treasurer

DPI NEWCO LLC, as a Subsidiary Borrower

By:	/s/ Michael Lytton
Name:	Michael Lytton
Title:	President

Patheon Softgels B.V., as a Subsidiary Guarantor

By:	/s/ Michael Lytton
Name:	Michael Lytton
Title:	Authorized Signatory

[Amendment Signature Page]

CEPH International Corporation, as a Subsidiary Guarantor

By:	/s/ Dean Wilson
Name:	Dean Wilson
Title:	Treasurer

DSM Agro Services B.V., as a Subsidiary Guarantor

By:	/s/ Michael Lytton
Name:	Michael Lytton
Title:	Authorized Signatory

DPx Fine Chemicals GmbH, as a Subsidiary Guarantor

By:	/s/ Michael Lytton
Name:	Michael Lytton
Title:	Authorized Signatory

DPx Life Science Products International GmbH, as a Subsidiary Guarantor

By:	/s/ Michael Lytton
Name:	Michael Lytton
Title:	Authorized Signatory

DSM Pharma Chemicals North America, Inc., as a Subsidiary Guarantor

By:	/s/ Eric Sherbet
Name:	Eric Sherbet
Title:	President

[Amendment Signature Page]

DSM Pharmaceutical Products, Inc., as a Subsidiary Guarantor

By:	/s/ Eric Sherbet
Name:	Eric Sherbet
Title:	President

JLL Partners Fund V (Patheon), L.P., as a Subsidiary Guarantor

By:	/s/ Michael Lytton
Name:	Michael Lytton
Title:	Authorized Signatory

JLL/Delta Dutch Sub B.V., as a Subsidiary Guarantor

By:	/s/ Michael Lytton
Name:	Michael Lytton
Title:	Authorized Signatory

Patheon B.V., as a Subsidiary Guarantor

By:	/s/ Michael Lytton
Name:	Michael Lytton
Title:	Authorized Signatory

Patheon Banner U.S. Holdings Inc., as a Subsidiary Guarantor

By:	/s/ Michael Lytton
Name:	Michael Lytton
Title:	President

[Amendment Signature Page]

Patheon Calculus Merger LLC, as a Subsidiary Guarantor

By:	/s/ Dean Wilson
Name:	Dean Wilson
Title:	Treasurer

Patheon Coöperatief U.A., as a Subsidiary Guarantor

By:	/s/ Michael Lytton
Name:	Michael Lytton
Title:	Authorized Signatory

Patheon Finance LLC, as a Subsidiary Guarantor

By:	/s/ Livia Maduri
Name:	Livia Maduri
Title:	Secretary

Patheon Manufacturing Services LLC, as a Subsidiary Guarantor

By:	/s/ Dean Wilson
Name:	Dean Wilson
Title:	Treasurer

Patheon Pharmaceuticals Services Inc., as a Subsidiary Guarantor

By:	/s/ Michael Lytton
Name:	Michael Lytton
Title:	President

[Amendment Signature Page]

Patheon Puerto Rico Acquisitions Corporation, as a Subsidiary Guarantor

By:	/s/ Dean Wilson
Name:	Dean Wilson
Title:	Treasurer

Patheon U.S. Holdings Inc., as a Subsidiary Guarantor

By:	/s/ Michael Lytton
Name:	Michael Lytton
Title:	President

Patheon U.S. Holdings LLC, as a Subsidiary Guarantor

By:	/s/ Livia Maduri
Name:	Livia Maduri
Title:	Secretary

Patheon Biologics LLC, as a Subsidiary Guarantor

By:	/s/ Michael Lytton
Name:	Michael Lytton
Title:	President

Patheon Biologics (NJ) LLC, as a Subsidiary Guarantor

By:	/s/ Michael Lytton
Name:	Michael Lytton
Title:	President

[Amendment Signature Page]

DSM Pharma Chemicals Venlo B.V., as a Subsidiary Guarantor

By:	/s/ Michael Lytton
Name:	Michael Lytton
Title:	Authorized Signatory

DSM Biosolutions B.V., as a Subsidiary Guarantor

By:	/s/ Michael Lytton
Name:	Michael Lytton
Title:	Authorized Signatory

Patheon Biologics B.V., as a Subsidiary Guarantor

By:	/s/ Michael Lytton
Name:	Michael Lytton
Title:	Authorized Signatory

Banner Life Sciences LLC, as a Subsidiary Guarantor

By:	/s/ Michael Lytton
Name:	Michael Lytton
Title:	President

[Amendment Signature Page]

IRIX Pharmaceuticals, Inc., as a Subsidiary Guarantor

By:	/s/ Michael Lytton
Name:	Michael Lytton
Title:	President

IRIX Manufacturing, Inc., as a Subsidiary Guarantor

By:	/s/ Dean Wilson
Name:	Dean Wilson
Title:	Treasurer

 Agere Pharmaceuticals, Inc., as a Subsidiary Guarantor

By:	/s/ Dean Wilson
Name:	Dean Wilson
Title:	Treasurer

[Amendment Signature Page]

THE ADMINISTRATIVE AGENT AND THE LENDERS:

UBS AG, STAMFORD BRANCH, as Administrative Agent

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Kenneth Chin
Name:	Kenneth Chin
Title:	Director

UBS AG, STAMFORD BRANCH, as a 2015 Incremental Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Kenneth Chin
Name:	Kenneth Chin
Title:	Director

[Amendment Signature Page]

Schedule 1

2015 Incremental Lenders and 2015 Incremental Term Loan Commitments

Name of 2015 Incremental Lender	2015 Incremental Euro Term Loan Commitment
UBS AG, Stamford Branch	€155,000,000
Total	€155,000,000

Name of 2015 Incremental Lender	2015 Incremental Dollar Term Loan Commitment
UBS AG, Stamford Branch	$20,000,000
Total	$20,000,000